UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2021

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-38445	36-4787690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 28, 2021, Helius Medical Technologies, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Underwriter”), pursuant to which the Company issued and sold, in a registered public offering by the Company (the “Public Offering”), 647,772 Units (the “Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant to purchase 0.5 shares of Common Stock that expires on the fifth anniversary of the date of issuance (referred to individually as a “Warrant” and collectively as the “Warrants”).  Each Unit was offered to the public at an offering price of $14.82 per Unit.

In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45-day option (the “Overallotment Option”) to purchase up to (i) 97,164 additional shares of Common Stock and (ii) additional Warrants to purchase up to 48,582 additional shares of Common Stock, solely to cover over-allotments. The Overallotment Option was exercised in full on January 28, 2021. As of February 1, 2021, following the issuance of shares of Common Stock in the Public Offering, there were 2,311,099 shares of Common Stock outstanding.

The Units were not certificated and the shares of Common Stock and Warrants comprising such Units were immediately separable and were issued separately in the Public Offering. The securities were offered by the Company pursuant to the registration statement on Form S-1 (File No. 333-251804), and each amendment thereto, which was initially filed with the Securities and Exchange Commission (the “Commission”) on December 30, 2020 and declared effective by the Commission on January 27, 2021, and an additional registration statement on Form S-1 (File No. 333-252495) filed by the Company with the Commission on January 27, 2021 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (collectively, the “Registration Statements”).

On February 1, 2021, the Public Offering closed, and the Company issued and sold (i) 744,936 shares of Common Stock (which includes 97,164 shares of Common Stock sold pursuant to the exercise of the Overallotment Option) and (ii) Warrants to purchase 372,468 shares of Common Stock (which includes Warrants to purchase 48,582 shares of Common Stock sold pursuant to the exercise of the Overallotment Option), pursuant to the Registration Statements and the Underwriting Agreement. The net proceeds to the Company, after deducting the underwriting discount and commissions and estimated offering expenses payable by the Company, were approximately $9.8 million.

Each Warrant is exercisable at a price per share of Common Stock of $16.302 and at any time or times on or after February 1, 2021 and on or before February 1, 2026. Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of its Warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of Common Stock in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the shares of Common Stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type.  Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  In addition, pursuant to the terms of the Underwriting Agreement, the Company and its executive officers and directors have entered into agreements providing that the Company and each of these persons may not, without the prior written approval of the Underwriter, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities for a period of 90 days following the date of the Underwriting Agreement. Certain investors in the Public Offering entered into a lock-up and voting agreement whereby each such investor is subject to a lock-up period through April 28, 2021.

On February 1, 2021, the Company also entered into a warrant agency agreement with the Company’s transfer agent, American Stock Transfer & Trust Company LLC, who will act as warrant agent for the Company, setting forth the terms and conditions of the Warrants sold in the Public Offering (the “Warrant Agency Agreement”).

In connection with the Public Offering, on February 1, 2021, the Company issued warrants to the Underwriter (the “Underwriter Warrants”). The terms of the Underwriter Warrants are substantially similar to the terms of the Warrants to be issued to investors, except that the exercise price of the Underwriter Warrants is $18.525, and there is no corresponding warrant agency agreement.

The foregoing summaries of the Underwriting Agreement, the Warrants, the Warrant Agency Agreement and the Underwriter Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K (this “Current Report”), which are incorporated herein by reference. The Underwriting Agreement is attached hereto as an exhibit to provide interested persons with information regarding its terms, but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement as of specific dates indicated therein, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required, the information included in Items 1.01 and 8.01 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 8.01	Other Events.

On January 28, 2021, the Company issued a press release announcing that it had priced the Public Offering, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On February 1, 2021, the Company issued a press release announcing the exercise of the Overallotment Option and the closing of the Public Offering, a copy of which is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Information contained on or accessible through any website reference in the press releases is not part of, or incorporated by reference in, this Current Report, and the inclusion of such website addresses in this Current Report by incorporation by reference of the press releases is as inactive textual references only.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
1.1	Underwriting Agreement dated as of January 28, 2021, by and between Helius Medical Technologies, Inc. and Ladenburg Thalmann & Co. Inc.

4.1

Form of Warrant to purchase shares of common stock (incorporated by reference to Exhibit 4.1 of Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed on January 20, 2021 (File No. 333-251804)).

4.2	Warrant Agency Agreement dated as of February 1, 2021, by and between Helius Medical Technologies, Inc. and American Stock Transfer & Trust Company, LLC.

4.3	Form of Underwriter Warrant (incorporated by reference to Exhibit 4.3 of Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed on January 20, 2021 (File No. 333-251804)).

99.1	Press Release, dated January 28, 2021.

99.2	Press Release, dated February 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: February 1, 2021	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer, Chief Operating Officer and Secretary

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